March 2018

Company Presentation // March 2018 Forward Looking Statements and Non-GAAP Measures 2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital and the company’s investment in Ashford Inc. to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Prime, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

Company Presentation // March 2018 Management Team 3  20 years of hospitality experience  1 year with Ashford  15 years with Morgan Stanley  Cornell School of Hotel Administration, BS  University of Pennsylvania MBA RICHARD J. STOCKTON Chief Executive Officer & President  18 years of hospitality experience  15 years with Ashford  3 years with ClubCorp  CFA charterholder  Southern Methodist University BBA DERIC S. EUBANKS, CFA Chief Financial Officer  13 years of hospitality experience  8 years with Ashford (5 years with Ashford predecessor)  5 years with Stephens Investment Bank  Oklahoma State University BS JEREMY J. WELTER Chief Operating Officer

Company Presentation // March 2018 Strategic Overview 4 Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL The Ritz-Carlton St. Thomas St. Thomas, USVI Focused strategy of investing in luxury hotels and resorts Grow organically through strong revenue and cost control initiatives Grow externally through accretive acquisitions of high quality assets Targets conservative leverage of Net Debt / Gross Assets of 45% with non-recourse property debt Highly-aligned management team and advisory structure

Company Presentation // March 2018 2017 Q4 and Full Year Hotel Operating Results 5 Comparable Operating Results(1) Q4 2017 2016 % Variance ADR $ 243.78 $ 257.29 (5.25)% REVPAR $ 188.15 207.27 (9.22)% Occupancy 77.18% 80.56% (4.20)% Revenues $ 89,572 $ 98,900 (9.43)% Hotel EBITDA $ 27,092 $ 26,961 0.49% Hotel EBITDA Margin 30.25% 27.26% 2.99% (1) Includes: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago, Hilton Torrey Pines, Courtyard San Francisco, Renaissance Tampa, Courtyard Philadelphia, and Park Hyatt Beaver Creek. Comparable Operating Results(1) Full Year 2017 2016 % Variance ADR 268.07 $ 269.85 (0.66)% REVPAR $ 219.15 224.71 (2.47)% Occupancy 81.75% 83.27% (1.83)% Revenues $ 409,741 $ 422,292 (2.97)% Hotel EBITDA $ 126,921 $ 126,714 0.16% Hotel EBITDA Margin 30.98% 30.01% 0.97%

Company Presentation // March 2018 Q4 Earnings Highlights 6 • Adjusted EBITDA was $22.0mm for the quarter, compared with $21.6mm for the prior year quarter • Comparable RevPAR for all hotels that did not incur business interruption claims decreased 1.1% • Adjusted funds from operations (AFFO) was $0.31 per diluted share for the quarter as compared with $0.34 per diluted share from prior-year quarter • The Company booked $4.1mm of business interruption revenue • Capex invested during the quarter was $10.3mm QUARTERLY DIVIDEND PER SHARE AFFO PER SHARE REVPAR GROWTH $0.05 $0.05 $0.10 $0.16 $0.05 $0.10 $0.12 $0.16 $0.05 $0.10 $0.12 $0.16 $0.05 $0.10 $0.12 $0.16 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 2014 2015 2016 2017 Q1 Q2 Q3 Q4 -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2014 2015 2016 2017 Full Year Highlights • Adjusted EBITDA was $102.5mm for the year, compared with $101.4mm for the prior year • Comparable RevPAR for all hotels decreased 2.5% • Adjusted funds from operations (AFFO) was $1.62 per diluted share for the year, compared with $1.73 per diluted share for the prior year • Capex invested during the year was $43.0mm ADJUSTED EBITDA $80,000 $85,000 $90,000 $95,000 $100,000 $105,000 2015 2016 2017 (i n t h o u sa n ds ) $0.18 $0.26 $0.39 $0.46 $0.45 $0.62 $0.60 $0.50 $0.42 $0.42 $0.38 $0.37 $0.21 $0.20 $0.34 $0.31 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2014 2015 2016 2017

Company Presentation // March 2018 Business Interruption Recoveries 7 Note: (1) Expected to Reopen 11/1/19. BI claims can be submitted for 18 months after reopening (2) Expected BI Recoveries for Q1 2018 PIER HOUSE RESORT RITZ-CARLTON ST. THOMAS(1) HOTEL YOUNTVILLE BARDESSONO Properties Affected HURRICANE IRMA HURRICANE IRMA NAPA WILDFIRES NAPA WILDFIRES Event ($520K) ($608K) ($227K) ($273K) BI Deductible ($1.6mm) $1.3mm $2.8mm $1.0mm $1.3mm Gross BI $6.4mm $1.3mm BI Booked 4Q2017 1Q2018E(2) - $2.8mm - - $0.8mm - $1.0mm $4.1mm $1.8mm 3Q2017 ($0.5mm) ($0.6mm) ($1.1mm)

Recent Developments

We have entered into a definitive agreement to acquire the 266-room Ritz-Carlton Sarasota in Sarasota, Florida for $171mm

RevPAR(1): **$284** | TTM Cap Rate: **6%** | Stabilized Yield(2): **8%** | IRR(3): **10%**

Meets Defined Strategy

- Luxury Chainscale Segment
- Increases portfolio RevPAR by $5
- Replaces critically needed EBITDA
- Attractive Financial returns
- No need to raise equity

Property Financial Overview

- Hotel Net Operating Income of $10.2MM
- 12.8x Hotel EBITDA multiple
- Hotel EBITDA $13.3MM



RITZ-CARLTON SARASOTA



Property Highlights

- 26,000 sq. ft. Beach Club with 410 feet of beachfront
- Private, luxury Tom Fazio-designed Golf Club
- Award-winning 15,000 sq. ft. Ritz-Carlton Spa Club,
- Eight food and beverage outlets, including the acclaimed Jack Dusty waterfront restaurant
- 29,000 sq. ft. of flexible indoor meeting space
- Two outdoor pools
- 24-hour state-of-the-art fitness club
- Lighted tennis courts and the Ritz Kids Club

(1) TTM RevPAR at time of announcement
(2) Expected unlevered stabilized yield
(3) Underwritten unlevered IRR

Company Presentation // March 2018

8

Company Presentation // March 2018 Portfolio Overview 9 Rooms: 3,547(1) Hotels: 12(1) Gross Assets: $1.7B(1) Brand(1),(2) Chain Scale(1),(2) (1) Includes pro forma data for Ritz-Carlton Sarasota, and excludes Renaissance Tampa (2) Portfolio by Hotel EBITDA as of December 31, 2017 Upscale, 19% Upper Upscale, 36% Luxury, 45% Marriott, 49% Hilton, 24% Accor, 4% Independent, 15% Hyatt, 7%

Company Presentation // March 2018 High-Quality Hotels in Leading Urban & Resort Markets 10 Non-Core Assets Marriott Seattle Seattle, WA Hilton Torrey Pines La Jolla, CA Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL Renaissance Tampa Tampa, FL Sofitel Chicago Magnificent Mile Chicago, IL Capital Hilton Washington D.C. Courtyard San Francisco San Francisco, CA Courtyard Philadelphia Philadelphia, PA Capital Hilton Washington D.C. The Ritz-Carlton St. Thomas St. Thomas, USVI Hotel Yountville Yountville, CA Park Hyatt Beaver Creek Beaver Creek, CO Core Assets The Ritz-Carlton, Sarasota, FL Renaissance Tampa Tampa, FL Pending Close

Portfolio Detail

$243 CORE REVPAR

$219 OVERALL REVPAR

- Core **portfolio quality unparalleled** in the public lodging REIT sector
- **Geographically diversified** portfolio located in strong markets

Core	Location	Number of Rooms	TTM ADR[(1)]	TTM OCC[(1)]	TTM RevPAR[(1)]	TTM Hotel EBITDA[(1)]	% of Total
Bardessono	Napa Valley, CA	62	$770	77%	$593	$4,441	3.5%
Hotel Yountville	Napa Valley, CA	80	$544	73%	$398	$5,157	4.1%
Ritz-Carlton St. Thomas	St. Thomas, USVI	180	$553	80%	$442	$10,595	8.3%
Pier House	Key West, FL	142	$431	77%	$332	$10,982	8.7%
Park Hyatt Beaver Creek	Beaver Creek, CO	190	$442	61%	$271	$9,387	7.4%
Marriott Seattle Waterfront	Seattle, WA	361	$272	88%	$240	$16,209	12.8%
Capital Hilton	Washington D.C.	550	$238	89%	$211	$17,672	13.9%
Sofitel Chicago Magnificent Mile	Chicago, IL	415	$203	81%	$164	$5,778	4.6%
Hilton Torrey Pines	La Jolla, CA	394	$205	84%	$172	$14,740	11.6%
Total Core		**2,374**	**$297**	**82%**	**$243**	**$94,961**	**74.8%**
Non-Core							
Courtyard San Francisco Downtown[(2)]	San Francisco, CA	408	$270	80%	$216	$12,737	10.0%
Renaissance Tampa	Tampa, FL	293	$192	82%	$158	$7,002	5.5%
Courtyard Philadelphia Downtown[(2)]	Philadelphia, PA	499	$177	82%	$145	$12,221	9.6%
Total Non-Core		**1,200**	**$212**	**81%**	**$172**	**$31,960**	**25.2%**
Total Portfolio		**3,574**	**$268**	**82%**	**$219**	**$126,921**	**100.0%**

(1) Pro Forma TTM as of December 31, 2017
(2) Announced repositioning to Autograph Collection by Marriott
Note: Hotel EBITDA in thousands

Company Presentation // March 2018

11

Company Presentation // March 2018 Why We Focus on Luxury 12 (1) Total nominal growth from December 1987 to December 2017 Source: STR Greatest long-term RevPAR growth of 256%(1) LUXURY Second greatest long- term RevPAR growth of 155%(1) UPPER-UPSCALE R e v PAR ( In d exe d ) 50 100 150 200 250 300 350 D e c -8 7 O c t- 8 8 Au g -8 9 Jun -9 0 A p r- 9 1 Fe b -9 2 D e c -9 2 O c t- 9 3 Au g -9 4 Jun -9 5 A p r- 9 6 Fe b -9 7 D e c -9 7 O c t- 9 8 Au g -9 9 Jun -0 0 A p r- 0 1 Fe b -0 2 D e c -0 2 O c t- 0 3 Au g -0 4 Ju n -0 5 A p r- 0 6 Fe b -0 7 D e c -0 7 O c t- 0 8 Au g -0 9 Jun -1 0 A p r- 1 1 Fe b -1 2 D e c -1 2 O c t- 1 3 Au g -1 4 Jun -1 5 A p r- 1 6 Fe b -1 7 D e c -1 7 Luxury Class Upper Upscale Class Upscale Class Upper Midscale Class Midscale Class Economy Class

Company Presentation // March 2018 Long-Term Trading Premium 13 Source: STR, SNL Top Quartile: BEE, PEB, LHO Peers: AHT, CLDT, CHSP, DRH, FCH, HT, HPT, HST, INN, RLJ, SHO The top quartile of lodging REITs (by RevPAR) have consistently had higher quality assets and traded at a premium relative to other peers over a long-term 10 year period 2.0 PREMIUM EBITDA TRADING MULTIPLE (TURNS) 5.0x 7.0x 9.0x 11.0x 13.0x 15.0x 17.0x 19.0x 21.0x 23.0x 25.0x 1/3/2006 1/3/2007 1/3/2008 1/3/2009 1/3/2010 1/3/2011 1/3/2012 1/3/2013 1/3/2014 1/3/2015 1/3/2016 1/3/2017 Top Quartile Avg NTM EBITDA Multiple Peer Avg NTM EBITDA Multiple

Company Presentation // March 2018 Highly Aligned Management Team 14 Management has significant personal wealth invested in the Company REIT Avg includes: AHT, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, LHO, PK Source: Company filings * Insider equity ownership for Ashford Prime includes direct interests and interests of related parties 15% Insider ownership 4.2x higher than REIT industry average 4.2x Total dollar value of insider ownership (as of 3/6/18) $54mm 18.9% 14.9% 7.6% 6.1% 3.6% 3.5% 2.5% 2.3% 2.0% 1.7% 1.6% 1.1% 0.8% 0.5% 0.4% 0.3% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% AHT AHP HT APLE CLDT REIT Avg CHSP RLJ PEB INN HST DRH SHO XHR LHO PK Highly-aligned management team with among highest insider equity ownership of publicly-traded Hotel REITs

Company Presentation // March 2018 Asset Management Overview 15 Senior Oversight 1 – COO 8 – Asset managers 2 – Legal + 1 – Director of Underwriting + 1 – Analyst + 2 – Revenue Optimization + 1 – Analyst + 4 – Capex Specialists + 1 – Property Tax specialist + 1 – Analyst + 3 – Risk & Insurance + 1 – Analyst Acquisition Underwriting Revenue Optimization Expense Control Risk Management

Company Presentation // March 2018 Past Operating Performance Relative to Peers 16 RevPAR Growth 7.3% 4.2% Hotel EBITDA Growth 8.5% 8.3% -2.5% -0.2% 0.2% -2.3% 2015 2.4% 1.7% 3.7% 2.5% 2016 2017 Note: Comparable Results. Peers include CHSP, PEB, DRH, LHO, and SHO. • Prime has outperformed its REIT peers 3 of the past 4 years (Prime results in green, or red; REIT averages in black)

Company Presentation // March 2018 External Growth – Luxury Markets 17 TOP 15 LUXURY MARKETS BY ROOMS(1) (1) Based on information provided by STR for luxury class as of May 2017 Market Hotels Rooms Las Vegas 18 26,273 New York 71 17,288 Miami 51 13,132 Los Angeles 53 11,340 Hawaii 28 8,398 Chicago 40 7,920 San Francisco 22 7,795 Denver/Mountain Resorts 31 7,691 Washington DC 27 7,306 San Diego 59 6,472 Orlando 8 5,418 Phoenix 14 5,238 New Orleans 24 4,963 New Jersey 35 4,793 Atlanta 14 4,486 TOP 15 LUXURY MARKETS BY REVPAR(1) Market RevPAR Hawaii $405 New York $348 California Central Coast $330 Los Angeles / Long Beach $324 San Francisco $313 Boston $282 Mountain Resorts $262 Washington D.C. $233 Austin $223 Orlando $220 Miami $210 Seattle $208 Chicago $193 Phoenix $181 Philadelphia $175 ~260,000 total luxury hotel rooms in U.S.(1)

Company Presentation // March 2018 Target Market Analysis(1) 18 (1) Based on internal analysis Market Size Fundamentals Pricing Desirability 0 10 20 30 40 50 60 Fundamentals Market Size Pricing

Company Presentation // March 2018 Acquisition Strategy 19 Hotel EBITDA Margins - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 2015 2016 2017 ($ i n t h o u sa n ds ) Capex 130 bps 175 bps AVG NOI YIELD GROWTH: Acquisition Portfolio(2),(3),(4) AVG NOI YIELD GROWTH: Acquire Luxury Assets, Focus on Expanding Margins and Increasing NOI by Aggressive Asset Management and Careful Capex Spend Legacy Portfolio(1) (1) NOI to gross book value from 12/31/2013 to 12/31/2017 (2) NOI to gross book value from date of acquisition to 12/31/2017 (3) Includes BI recoveries (4) Excludes Beaver Creek and Hotel Yountville since they were acquired too recently AVG NOI YIELD GROWTH PER YEAR: AVG NOI YIELD GROWTH PER YEAR: 32 bps 131 bps 29.2% 29.4% 29.6% 29.8% 30.0% 30.2% 30.4% 30.6% 30.8% 31.0% 31.2% 2015 2016 2017

Company Presentation // March 2018 Case Study – The Ritz-Carlton St. Thomas 20 2016 (1st Full Year of Ownership) 450 83% RPI INCREASE (BPS) HOTEL EBITDA FLOW-THROUGH Acquired in December 2015 from Marriott for $64mm Going-in TTM NOI cap rate of 10% Performance was strong due to BI recoveries in Q4 Top resort in U.S. Virgin Islands Quarterly NOI and NOI Yield *NOI yield based on gross book value Note: Includes $2.8mm of BI recoveries $3,953 $4,155 $3,624 $1,548 $1,882 $2,406 $134 ($387) $272 $908 $649 $2,095 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% ($1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 2015 2016 2017 Q1 Q2 Q3 Q4 NOI Yield *

Company Presentation // March 2018 Case Study – Pier House Resort 21 • Ashford Prime purchased the asset in early 2014 for $92.7mm • Remington had recently taken over property management & has a proven ability to deliver superior results 2015 2.5% 255 86% RPI GROWTH HOTEL EBITDA MARGIN INCREASE (BPS) HOTEL EBITDA FLOW-THROUGH 2016 4.9% 170 206% RPI GROWTH HOTEL EBITDA MARGIN INCREASE (BPS) HOTEL EBITDA FLOW- THROUGH 2017 0.6% 362 469% RPI GROWTH HOTEL EBITDA MARGIN INCREASE (BPS) HOTEL EBITDA FLOW- THROUGH Quarterly NOI and NOI Yield *NOI yield based on gross book value Note: Includes $1.3mm of BI recoveries in Q4 2017 $2,854 $3,224 $3,385 $3,383 $1,773 $2,104 $2,185 $2,469 $1,116 $1,317 $1,480 $999 $2,020 $2,157 $2,242 $3,203 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2014 2015 2016 2017 Q1 Q2 Q3 Q4 NOI Yield *

Company Presentation // March 2018 Case Study – Bardessono Hotel & Spa 22 • Purchased for $85 million unencumbered by management. Installed Remington as property manager • Initial TTM cap rate was 4.6%, current yield on cost is 7.4%* 2016 (First Full Year of Ownership) 9.7% 518 242% REVPAR GROWTH HOTEL EBITDA MARGIN INCREASE (BPS) HOTEL EBITDA FLOW- THROUGH 2017 -4.2% -147 52% REVPAR GROWTH HOTEL EBITDA MARGIN INCREASE (BPS) HOTEL EBITDA FLOW- THROUGH Quarterly NOI and NOI Yield *NOI yield based on gross book value Note: 2017 Reflects $1.0mm adjustment for BI expected to be booked in Q1 2018 related to Q4 2017, which is net of deductible Despite California wildfire negative impact in Q4, property continues to grow yield on cost ($438) $4 $93 $1,025 $1,339 $1,369 $1,566 $1,692 $1,915 $1,061 $1,238 $1,314 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% ($1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 2015 2016 2017 Q1 Q2 Q3 Q4 NOI Yield *

Company Presentation // March 2018 Conservative Capital Structure(1) 23 45% TARGET LEVERAGE Net Debt Gross Assets (1) As of December 31, 2017 Non-recourse debt lowers risk profile of the platform OVERVIEW Floating-rate debt provides a natural hedge to hotel cash flows Maximizes flexibility in all economic environments Long-standing lender relationships 100% NON-RECOURSE DEBT 100% PROPERTY LEVEL, MORTGAGE DEBT 0% CORPORATE LEVEL DEBT DEBT PROFILE

Company Presentation // March 2018 Cash Management Strategy 24 (1) As of December 31, 2017 (2) At market value as of 3/6/2018 NET WORKING CAPITAL(1) 10-15% CASH TO GROSS DEBT TARGET 17% CURRENT CASH TO GROSS DEBT(1) Defend our assets at financing maturity BENEFITS Hilton Torrey Pines La Jolla, CA $4.38 NWC / SHARE Opportunistic investments in severe economic downtown (2) Cash & Cash Equivalents $131.8 Restricted Cash 46.1 Accounts Receivable, net 13.5 Insurance Receivable 8.8 Prepaid Expenses 3.5 Due from Affiliates, net (1.4) Due from Third-Party Hotel Managers, net 3.0 Investment in Ashford Inc. 18.5 Total Current Assets $224.0 Accounts Payable, net & Accrued Expenses $54.1 Dividends Payable 8.1 Total Current Liabilities $62.3 Net Working Capital $161.8

Company Presentation // March 2018 Value-Add Refinancings Long-Term Interest Rate Improvement Cash Flow and Dividends 25 (1) As of December 31, 2017 (2) GAAP reconciliation in appendix $12mm 3-PACK REFI - JAN 2017 $45mm CAD(1),(2),(3) 4.3% 2017 Expected Cash Flow Savings $1mm BARDESSONO REFI - AUG 2017 Expected Cash Flow Savings $13mm Total Expected Annual Cash Flow Savings + = 4.8% 2016 4.7% 2015 5.0% 2014 5.3% 2013 ~1 0 0 b p s to ta l inte res t ra te im p ro v e m e n t since 2 0 1 3 6.5% DIVIDEND YIELD(4) 53% CAD PAYOUT RATIO(1) Bardessono Hotel & Spa Yountville, CA (3) Deducts preferred dividends and actual FF&E reserve payments which are between 4% and 5% of hotel revenue and adds back amortization of loan costs (4) As of 3/6/2018 37% AFFO PAYOUT RATIO(1)

Company Presentation // March 2018 Laddered debt maturities Debt Maturities 26 2019 NEXT HARD DEBT MATURITY 2.1x FCCR OVERVIEW(1) (1) As of December 31, 2017 (2) Adjusted for sale of the Marriott Plano Legacy Note: Excludes an $8.1mm TIF note maturing in 2018 Courtyard Philadelphia Philadelphia, PA (2) $80.0 $112.0 $177.5 $436.1 0 50 100 150 200 250 300 350 400 450 500 2017 2018 2019 2020 2021 Thereafter Fixed-Rate Floating-Rate

Company Presentation // March 2018 AHP SHO DRH CHSP LHO PEB Valuation Opportunity 27 (1) As reported by company earnings releases (2) Pro forma for acquisitions of Park Hyatt Beaver Creek and Hotel Yountville and sale of Marriott Plano Legacy TEV / 2018E EBITDA MULTIPLE(3),(4) PRICE / 2018E AFFO / SHARE MULTIPLE(3),(4) TTM CAP RATE(3) Discount to average peer trading cap rate (bps) Valuation Opportunity 2017 Comparable RevPAR(1) 200 Discount to average peer trading AFFO multiple (turns) 4.9 Discount to average peer trading EBITDA multiple (turns) 2.3 Opportunity to capture significant valuation upside relative to peers and NAV #1 #2 #3 #4 #5 #6 $219 $207 $204 $187 $184 $164 (2) (3) As of 3/6/ 2018 (4) Based on consensus estimates 6.0x 10.3x 10.9x 11.0x 12.1x 12.9x 13.1x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x AHP DRH Peer Avg CHSP LHO SHO PEB 9.8% 8.1% 7.9% 7.8% 7.6% 6.9% 6.4% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% AHP DRH LHO Peer Avg SHO CHSP PEB 10.1x 11.1x 12.3x 12.4x 13.0x 13.1x 14.9x 9.0x 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x AHP DRH SHO Peer Avg CHSP LHO PEB

Company Presentation // March 2018 ASHFORD PRIME PORTFOLIO *(ADJUSTED FOR SALE OF MARRIOTT PLANO) (mms) Low-End High-End TTM NOI*(5) $100.8 $100.8 Cap Rate(6) 8.0% 6.5% Implied Value $1,261 $1,551 NWC*(7),(8) $162 $162 Preferred Equity(7) ($124) ($124) Debt*(7) ($779) ($779) Implied Equity Mkt Cap $519 $810 Intrinsic Value(1),(2) 28 Valuation Disconnect $361mm Current Equity Market Cap(3) $665mm Implied Equity Market Cap(4)  $303mm Implied Equity Value Upside (1) See valuation methodology disclaimer (2) Excludes termination fee (3) As of 3/6/2018 (4) Based on average of estimated cap rates (5) See GAAP reconciliation in appendix (6) Based on current implied cap rates of publicly traded peers (7) As of December 31, 2017; Adjusted for Hilton JV (8) Investment in Ashford Inc. at market value as of 3/6/2018 -- 84% Increase $361 $519 $665 $810 Current Market Cap Low End - Implied Equity Market Cap Avg - Implied Equity Market Cap High End - Implied Equity Market Cap

Company Presentation // March 2018 Key Takeaways 29 Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL The Ritz-Carlton St. Thomas St. Thomas, USVI Highest Quality Portfolio Amongst All Lodging REITs…In The Segment With Greatest Growth Trajectory Growing Organically: Rigorous Asset Management While Mining Portfolio for Investment Opportunities Growing Externally: Redeploying Capital into Accretive Acquisitions Shares Are Significantly Undervalued vs Peers Highly Aligned Mgmt. Team That Is a Major Shareholder

Appendix

Company Presentation // March 2018 Reconciliation of Net Income (Loss) to Hotel NOI 31 Year Ended December 31, 2017 Net income (loss) 82,469$ (Income) loss from consolidated entities attributable to noncontrolling interest (5,176) Net (income) loss attributable to redeemable noncontrolling interests in operating partnership - Net income (loss) attributable to the Company 77,293 Non-property adjustments (22,712) Interest income (51) Interest expense 9,214 Amortization of loan cost 1,018 Depreciation and amortization 52,158 Income tax expense (benefit) (512) Non-hotel EBITDA ownership expense 6,716 Income (loss) from consolidated entities attributable to noncontrolling interest 5,176 Hotel EBITDA including amounts attributable to noncontrolling interest 128,300 Less: EBITDA adjustments attributable to noncontrolling interest (2,927) (Income) loss from consolidated entities attributable to noncontrolling interest (5,176) Net income (loss) attributable to redeemable noncontrolling interests in operating partnership - Hotel EBITDA attributable to the Company and OP unitholders 120,197$ Non-comparable adjustments (1,379) Comparable hotel EBITDA 126,921$ FFE reserve (19,264)$ Comparable net operating income 107,657$ NOI adjustments attributable to noncontrolling interests (6,812) NOI attributable to the Company and OP unitholders 100,845$

Company Presentation // March 2018 Reconciliation of Net Income (Loss) to Cash Available for Distribution 32 Year Ended December 31, 2017 Net income (loss) 28,324$ (Income) loss from consolidated entities attributable to noncontrolling interest (3,264) Net (income) loss attributable to redeemable noncontrolling interests in operating partnership (2,038) Preferred div idends (6,795) Net income (loss) attributable to common stockholders 16,227 Depreciation and amortization on real estate 49,361 Impairment charges on real estate 1,068 Net income (loss) attributable to redeemable noncontrolling interests in operating partnership 2,038 Gain on sale of hotel property (23,797) FFO available to common stockholders and OP unitholders 44,897 Preferred div idends 6,795 Transaction and management conv ersion costs 6,774 Other (income) expense 377 Write-off of loan costs and exit fees 3,874 Unrealized (gain) loss on inv estments (9,717) Unrealized (gain) loss on deriv ativ es 2,053 Non-cash stock/unit-based compensation (1,327) Legal, adv isory and settlement costs 3,711 Contract modification cost 5,000 Software implementation costs 79 Uninsured hurricane related costs 3,821 Tax reform (161) Adjusted FFO available to the Company and OP unitholders 66,176$ FFE reserv e (net of noncontrolling interest) (19,336) Preferred div idends (6,795) Amortizatoin of Loan costs 4,804 Cash av ailable for distribution to the Company and OP unitholders 44,849$